UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2011

RLI Corp.

(Exact name of registrant as specified in its charter)

Illinois	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

(d)           On May 5, 2011, RLI Corp. (“RLI”) held its 2011 annual meeting of stockholders (“Annual Meeting”). One of the voting items at the Annual Meeting was an advisory shareholder vote on the frequency of holding an advisory vote on executive compensation (“say-when-on-pay”), as set forth in the proxy materials for such meeting and as required under Securities and Exchange Commission rules. As previously reported in the Form 8-K filed on May 6, 2011, the results of the say-when-on-pay vote regarding frequency of voting were as follows:

1 year	10,500,529
2 years	345,795
3 years	7,226,360
Abstain	337,415

On August 18, 2011, in light of and consistent with the advisory vote of RLI’s stockholders on the say-when-on-pay matter, RLI’s Board of Directors determined that RLI will hold an advisory vote on executive compensation each year at its annual shareholder meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLI CORP.

Date: August 18, 2011	By:	/s/ Daniel O. Kennedy
Daniel O. Kennedy
Vice President and General Counsel